UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: May 31
Date of reporting period: May 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

May 31, 2010

Annual
Report

Western Asset
Institutional
Government
Reserves
(Prior to May 31, 2010, the Fund was known as
Western Asset Institutional Government Money Market Fund)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II | Western Asset Institutional Government Reserves

Fund objective

The Fund seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Institutional Government Reserves for the twelve-month reporting period ended May 31, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 25, 2010

Western Asset Institutional Government Reserves | III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the twelve-month reporting period ended May 31, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as GDP growth was 2.7%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.0% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded ten consecutive months. May 2010’s PMI reading of 59.7 indicated that the manufacturing sector’s growth was broad-based, as sixteen of the eighteen industries tracked by the Institute for Supply Management grew during the month.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 431,000 jobs in May, the largest monthly gain in more than ten years. However, the vast majority of jobs created during the month — 411,000 — were temporary government positions tied to the 2010 Census.

Nevertheless, during the first five months of the calendar year, an average of nearly 200,000 new positions was created per month. In addition, the unemployment rate fell to 9.7% in May compared to 9.9% in April.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, sales increased 7.0% and 8.0% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% in May. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.8% in April. This marked the first increase following six consecutive monthly declines.

Financial market overview

The twelve-month period ended May 31, 2010 was largely characterized by a return to more normal conditions and generally robust investor risk appetite. However, the market experienced a sharp sell-off in May 2010, triggered, in large part, by the sovereign debt crisis in Greece and uncertainties regarding new financial reforms in the U.S.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. At its meeting in June 2010 (after the end of the reporting period), the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

IV | Western Asset Institutional Government Reserves

Investment commentary (cont’d)

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

While somewhat overshadowed by a ”flight to quality” in May 2010, investor demand for riskier and higher-yielding fixed-income securities was strong for the majority of the reporting period. Overall, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation, rebounding corporate profits and a rapidly rising stock market. However, in May, the sovereign debt crisis in Greece then triggered increased volatility in the global financial markets, causing the spread sectors (non-Treasuries) to give back some of their earlier gains.

Both short- and long-term Treasury yields fluctuated during the reporting period as investors analyzed incoming economic data and theorized about the Fed’s future actions. When the period began, Treasury yields were relatively low, with two- and ten-year Treasury yields at 0.92% and 3.47%, respectively. Two- and ten-year Treasury yields then gyrated, rising as high as 1.42% and 4.01%, and falling as low as 0.67% and 3.18%, respectively. Short- and long-term yields declined toward the end of the reporting period given concerns regarding the escalating debt crisis in Greece. As of May 31, 2010, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively.

With the Fed keeping the federal funds rate at a historical low, the yields available from money market securities remained extremely low during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 29, 2010

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Institutional Government Reserves 2010 Annual Report | 1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. The Fund invests in securities through an underlying mutual fund, Government Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Fund. The Portfolio invests exclusively in short-term U.S. government obligations, which include U.S. Treasuries and other securities issued or guaranteed by the U.S. government or any of its agencies, authorities, instrumentalities or sponsored entities and related repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates or may be purchased at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the U.S. Although the Portfolio invests in U.S. government obligations, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

At Western Asset Management Company (“Western Asset”), the Fund’s and the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended May 31, 2010, the fixed-income market largely recovered from the financial crisis in 2008 and returned to more normal conditions. This was the result of a variety of factors, including the aggressive actions taken by the Federal Reserve Board (“Fed”)i, improving economic conditions and generally robust investor risk appetite.

In the spring of 2009, conditions in the credit markets improved, there were signs that the economy was stabilizing and corporate profits were often better than expected. Collectively, this caused investor risk aversion to abate, leading to a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. The spread sectors then continued to rally during most of the remainder of the reporting period, with a notable exception being in May 2010. In sharp contrast to calendar year 2008, when Treasuries were the performance leaders, overall the spread sectors outperformed Treasuries during the fiscal year.

The yields on two- and ten-year Treasuries began the fiscal year at 0.92% and 3.47%, respectively. Treasury yields fluctuated during the twelvemonth reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. During the period, two-year Treasury yields moved as low as 0.67% and as high as 1.42% and ended the period at 0.76%. In contrast, ten-year Treasuries fell as low as 3.18% and rose as high as 4.01% and ended the fiscal year at 3.31%.

Both short- and long-term yields fell during the twelve-month period due, in part, to a “flight to quality” that occurred in May 2010. This was triggered by concerns regarding the debt crisis in Greece and fears that it could spread to other European countries. During the month of May, investors flocked to the relative safety of Treasury securities, driving their yields lower and prices higher.

Given continued historically low short-term interest rates, the yields available from money market securities remained very low during the fiscal year. It is also important to point out that the Securities and Exchange Commission (“SEC”) adopted amendments to Rule 2a-7 and certain other rules under the Investment Company Act of 1940 (the “1940 Act”) concerning the operation and regulation of money market funds. These new rules and amendments are effective May 5, 2010, unless otherwise specified in the rule release. The rule amendments and new rules, among other things, tighten portfolio credit quality, maturity and liquidity requirements for money market funds.

2 | Western Asset Institutional Government Reserves 2010 Annual Report

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. In the latter part of the reporting period, we moved to implement changes to the Fund relating to the new SEC regulations. The impact of these new regulations on our overall investment strategy has been limited.

Performance review

As of May 31, 2010, the seven-day current yield for Institutional Shares of Western Asset Institutional Government Reserves was 0.11% and the seven-day effective yield, which reflects compounding, was 0.11%.1

Western Asset Institutional Government Reserves Yields as of May 31, 2010 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Institutional Shares	0.11%	0.11%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Absent current expense reimbursements and/or fee waivers, the seven-day current yield and the seven-day effective yield for Institutional shares would have been 0.05%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

A. We maintained a diverse portfolio of U.S. Treasuries and government agencies. We also continued to have a significant allocation to floating-rate notes and repurchase agreements.

Over the course of the reporting period, the Fed held the federal funds rateii at a historically low range of 0 to 1/4 percent. Given this, we maintained a long average maturity for the Fund in order to lock in attractive yields.

Thank you for your investment in Western Asset Institutional Government Reserves. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 15, 2010

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is still possible to lose money by investing in the Fund. Although the Fund invests in U.S. government obligations, U.S. government obligations are not necessarily backed by the full faith and credit of the U.S., and an investment in the Fund is neither insured nor guaranteed by the U.S. government. Please see the Fund’s prospectus for more information on these and other risks.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset Institutional Government Reserves 2010 Annual Report | 3

Portfolio at a glance† (unaudited)

Government Portfolio

The Fund invests all of its investable assets in Government Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of May 31, 2010 and May 31, 2009. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

4 | Western Asset Institutional Government Reserves 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs including other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2009 and held for the six months ended May 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio*†	Expenses Paid During the Period[3]

Institutional
Shares	0.04%	$1,000.00	$1,000.40	0.16%	$0.80

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio*†	Expenses Paid During the Period[3]

Institutional
Shares	5.00%	$1,000.00	$1,024.13	0.16%	$0.81

[1]	For the six months ended May 31, 2010.

[2]

Assumes the reinvestment of all distributions, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance figure is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

*	Includes the Fund’s share of Government Portfolio’s allocated expenses.

†	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Institutional Government Reserves 2010 Annual Report | 5

Statement of assets and liabilities
May 31, 2010

Assets:

Investment in Government Portfolio, at value	$10,135,111,042

Prepaid expenses	112,068

Total Assets	10,135,223,110

Liabilities:

Investment management fee payable	389,723

Distributions payable	208,916

Payable for Fund shares repurchased	194,289

Trustees’ fees payable	26,700

Accrued expenses	159,013

Total Liabilities	978,641

Total Net Assets	$10,134,244,469

Net Assets:

Par value (Note 3)	$101,337

Paid-in capital in excess of par value	10,133,643,124

Undistributed net investment income	186,769

Accumulated net realized gain on investments	313,239

Total Net Assets	$10,134,244,469

Shares Outstanding:

Institutional shares	10,133,744,461

Net Asset Value:

Institutional shares	$1.00

See Notes to Financial Statements.

6 | Western Asset Institutional Government Reserves 2010 Annual Report

Statement of operations
For the Year Ended May 31, 2010

Investment Income:

Income from Government Portfolio	$42,278,046

Allocated expenses from Government Portfolio	(13,795,419)

Allocated waiver from Government Portfolio	579,094

Total Investment Income	29,061,721

Expenses:

Investment management fee (Note 2)	11,106,894

Treasury guarantee program fees (Note 8)	631,051

Legal fees	441,950

Registration fees	242,895

Trustees’ fees	201,466

Insurance	177,258

Shareholder reports	147,981

Transfer agent fees	21,496

Audit and tax	19,837

Miscellaneous expenses	93,898

Total Expenses	13,084,726

Less: Fee waivers and/or expense reimbursements (Note 2)	(2,653,164)

Net Expenses	10,431,562

Net Investment Income	18,630,159

Net Realized Gain on Investments From Government Portfolio	353,650

Proceeds from Settlement of a Regulatory Matter (Note 5)	146,358

Increase in Net Assets From Operations	$19,130,167

See Notes to Financial Statements.

Western Asset Institutional Government Reserves 2010 Annual Report | 7

Statements of changes in net assets

For the Years Ended May 31,	2010	2009

Operations:

Net investment income	$18,630,159	$115,938,572

Net realized gain	353,650	570,084

Proceeds from settlement of a regulatory matter (Note 5)	146,358	—

Increase in Net Assets From Operations	19,130,167	116,508,656

Distributions to Shareholders from (Note 1):

Net investment income	(18,917,037)	(115,611,283)

Net realized gains	(354,357)	(327,289)

Decrease in Net Assets From Distributions to Shareholders	(19,271,394)	(115,938,572)

Fund Share Transactions (Note 3):

Net proceeds from sale of shares	60,869,343,990	27,891,485,367

Reinvestment of distributions	15,890,591	110,553,456

Cost of shares repurchased	(62,775,862,835)	(23,250,433,140)

Increase (Decrease) in Net Assets From Fund Share Transactions	(1,890,628,254)	4,751,605,683

Increase (Decrease) in Net Assets	(1,890,769,481)	4,752,175,767

Net Assets:

Beginning of year	12,025,013,950	7,272,838,183

End of year*	$10,134,244,469	$12,025,013,950

*Includes undistributed net investment income of:	$186,769	$327,289

See Notes to Financial Statements.

8 | Western Asset Institutional Government Reserves 2010 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:

Net investment income	0.001	0.014	0.041	0.050	0.038

Net realized and unrealized gain (loss)[2]	0.000	0.000	0.000	0.000	(0.000)

Total income from operations	0.001	0.014	0.041	0.050	0.038

Less distributions from:

Net investment income	(0.001)	(0.014)	(0.041)	(0.050)	(0.038)

Net realized gains	(0.000)[2]	(0.000)[2]	(0.000)[2]	—	—

Total distributions	(0.001)	(0.014)	(0.041)	(0.050)	(0.038)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return [3]	0.15%	1.45%	4.18%	5.14%	3.85%

Net assets, end of year (millions)	$10,134	$12,025	$7,273	$1,320	$720

Ratios to average net assets:
Gross expenses	0.20%[4,5]	0.24%[4,5]	0.22%	0.29%[6]	0.32%

Net expenses[7,8]	0.18 [4,5,9]	0.24 [4,5,10]	0.19 [10]	0.23 [6]	0.22

Net investment income	0.14	1.30	3.71	5.03	3.77

[1]	Effective March 2, 2009, Class A shares were renamed Institutional Class.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of Government Portfolio’s allocated expenses.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed, for the year ended May 31, 2010 and would both have been 0.21% for the year ended May 31, 2009.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been the same.

[7]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.23% until December 31, 2011.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

[10]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

See Notes to Financial Statements.

Western Asset Institutional Government Reserves 2010 Annual Report | 9

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Institutional Government Reserves (formerly known as Western Asset Institutional Government Money Market Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Government Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust that has the same objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (92.3% at May 31, 2010) in the net assets of the Portfolio.

The Fund has adopted Statement of Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

(c) Method of allocation. All the net investment income and realized gains and losses of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

(d) Distributions to shareholders. Distributions on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

(f) Compensating balance arrangements. Prior to March 2, 2009, the Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

10 | Western Asset Institutional Government Reserves 2010 Annual Report

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreements, the Fund and the Portfolio pay investment management fees calculated daily and paid monthly, at an annual rate of the Fund’s and the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Portfolio	Fund	Total

First $1 billion	0.100%	0.150%	0.250%

Next $1 billion	0.100	0.125	0.225

Next $3 billion	0.100	0.100	0.200

Next $5 billion	0.100	0.075	0.175

Over $10 billion	0.100	0.050	0.150

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

The manager has voluntarily undertaken to limit fund expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Institutional shares will not exceed 0.23%. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended May 31, 2010, LMPFA waived a portion of its fee amounting to $2,653,164.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of beneficial interest

At May 31, 2010, the Fund had an unlimited number of shares of beneficial interest authorized with a par value $0.00001 per share.

Western Asset Institutional Government Reserves 2010 Annual Report | 11

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Institutional Shares

Daily
6/30/2010	$0.000084

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2010	2009

Distributions Paid From:

Ordinary income	$19,271,394	$115,938,572

As of May 31, 2010, there were no significant differences between the book and tax components of net assets.

5. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the

12 | Western Asset Institutional Government Reserves 2010 Annual Report

Notes to financial statements (cont’d)

approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $146,358, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

*  *  *

In January 2010, the SEC adopted changes to money market fund regulations. The Fund intends to comply with each of these changes by the implementation date. None of these changes in regulations affect the financial statements.

6. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the

Western Asset Institutional Government Reserves 2010 Annual Report | 13

causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

7. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM NewYorkTax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was

14 | Western Asset Institutional Government Reserves 2010 Annual Report

Notes to financial statements (cont’d)

dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral argument took place on May 4, 2010. The parties are awaiting a decision.

8. Treasury guarantee

The Fund elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guaranteed the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 were eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee could not have exceeded the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increased after September 19, 2008, the amount of the increase would not have been covered by the guarantee.

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department had further extended the Guarantee Program through September 18, 2009. The Fund elected to participate in these extensions.

In order to participate in the Guarantee Program during the initial term, the Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008. The fee for participation in each extension was 0.015%. These fees were not covered by any expense cap in effect during the period.

The Guarantee Program expired as of the close of business on September 18, 2009.

Western Asset Institutional Government Reserves 2010 Annual Report | 15

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Institutional Government Reserves (formerly Western Asset Institutional Government Money Market Fund), a series of Legg Mason Partners Institutional Trust, as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Institutional Government Reserves as of May 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

NewYork, New York
July 22, 2010

16 | Western Asset Institutional Government Reserves

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Western Asset Institutional Government Reserves (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†

Elliott J. Berv

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years

Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999), formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Western Asset Institutional Government Reserves | 17

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988), Principal/Member, Balvan Partners (investment management) (2002 to 2009)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years

Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

18 | Western Asset Institutional Government Reserves

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years

Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust(since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Western Asset Institutional Government Reserves | 19

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years

Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951

Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of funds in fund complex overseen by Trustee	133

Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker

Legg Mason
620 Eighth Avenue New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

20 | Western Asset Institutional Government Reserves

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Additional Officers cont’d

John Chiota

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1968

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2007 and 2008

Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. of its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1954

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1965

Position(s) with Trust	Chief Financial Officer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Western Asset Institutional Government Reserves | 21

Additional Officers cont’d

David Castano

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1971

Position(s) with Trust	Treasurer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

Jeanne M. Kelly

Legg Mason
620 Eighth Avenue, New York, NY 10041

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section (a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

22 | Western Asset Institutional Government Reserves

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2010:

Distributions Paid:	June 2009 through December 2009	January 2010 through May 2010

Interest from Federal obligations	56.02%	67.69%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

100% of the ordinary income distributions paid monthly by the Fund represents Qualified Net Investment Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Government Portfolio 2010 Annual Report | 23

Schedule of investments
May 31, 2010

Government Portfolio

Security	Rate	Maturity Date	Face Amount	Value

Short-Term Investments — 100.0%

U.S. Government Agencies — 73.9%

Federal Farm Credit Bank (FFCB), Discount Notes	0.180%	6/3/10	$25,000,000	$24,999,750	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.140%	6/14/10	15,000,000	14,999,242	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.190%	7/6/10	10,000,000	9,998,153	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.230%	9/28/10	75,000,000	74,942,979	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.250%	10/19/10	40,000,000	39,961,111	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.250%	10/22/10	40,000,000	39,960,278	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.260%	11/1/10	90,000,000	89,900,550	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.260%	11/15/10	25,000,000	24,969,847	(a)

Federal Farm Credit Bank (FFCB), Notes	0.680%	7/15/10	100,000,000	99,998,783	(b)

Federal Farm Credit Bank (FFCB), Notes	0.900%	7/16/10	50,000,000	50,000,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.580%	7/23/10	150,000,000	149,920,030	(b)

Federal Farm Credit Bank (FFCB), Notes	0.250%	7/27/10	80,000,000	79,999,898	(b)

Federal Farm Credit Bank (FFCB), Notes	0.317%	7/28/10	110,000,000	110,000,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.270%	8/10/10	250,000,000	249,990,272	(b)

Federal Farm Credit Bank (FFCB), Notes	0.840%	9/17/10	97,000,000	96,839,600	(b)

Federal Farm Credit Bank (FFCB), Notes	0.240%	11/15/10	75,000,000	75,000,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.591%	12/23/10	50,000,000	50,000,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.580%	1/20/11	50,000,000	50,000,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.280%	2/7/11	100,000,000	99,999,995	(b)

Federal Farm Credit Bank (FFCB), Notes	0.250%	3/23/11	99,750,000	99,750,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.190%	5/17/11	50,000,000	49,990,251	(b)

Federal Farm Credit Bank (FFCB), Notes	0.240%	5/25/11	50,000,000	49,940,430	(b)

Federal Farm Credit Bank (FFCB), Notes	0.210%	6/21/11	50,000,000	49,919,932	(b)

Federal Farm Credit Bank (FFCB), Notes	0.240%	7/12/11	125,000,000	124,957,763	(b)

Federal Farm Credit Bank (FFCB), Notes	0.500%	7/27/11	25,000,000	25,000,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.377%	9/15/11	149,000,000	149,024,721	(b)

Federal Farm Credit Bank (FFCB), Notes	0.320%	9/23/11	100,000,000	100,000,000	(b)

Federal Farm Credit Bank (FFCB), Notes	0.230%	11/4/11	100,000,000	99,953,204	(b)

Federal Home Loan Bank (FHLB), Discount Notes	0.170%	6/4/10	63,805,000	63,804,096	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.175% - 0.185%	6/11/10	127,328,000	127,321,579	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.180%	6/25/10	85,000,000	84,989,800	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.180%	6/30/10	25,000,000	24,996,375	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.185%	7/2/10	97,500,000	97,484,468	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.190%	7/30/10	25,000,000	24,992,215	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.200%	8/11/10	193,400,000	193,323,715	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.200%	8/13/10	190,700,000	190,622,660	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.200%	8/18/10	142,760,000	142,698,137	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.220%	9/17/10	50,000,000	49,967,000	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.300%	11/8/10	100,000,000	99,866,667	(a)

Federal Home Loan Bank (FHLB), Notes	0.088%	6/29/10	150,000,000	150,000,000	(b)

Federal Home Loan Bank (FHLB), Notes	0.320%	7/9/10	25,000,000	25,001,057	(b)

Federal Home Loan Bank (FHLB), Notes	0.267%	10/29/10	150,000,000	149,993,385	(b)

Federal Home Loan Bank (FHLB), Notes	0.280%	11/8/10	79,560,000	79,550,703

Federal Home Loan Bank (FHLB), Notes	0.300%	11/24/10	50,000,000	49,993,304

Federal Home Loan Bank (FHLB), Notes	0.250%	6/7/11	104,500,000	104,478,524	(b)

See Notes to Financial Statements.

24 | Government Portfolio 2010 Annual Report

Schedule of investments (cont’d)
May 31, 2010

Government Portfolio

Security	Rate	Maturity Date	Face Amount	Value

U.S. Government Agencies — continued

Federal Home Loan Bank (FHLB), Notes	0.250%	6/21/11	$50,000,000	$49,989,340	(b)

Federal Home Loan Bank (FHLB), Notes	0.245%	7/20/11	100,000,000	99,965,371	(b)

Federal Home Loan Bank (FHLB), Notes	0.315%	9/26/11	70,000,000	69,925,254	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.170%	6/25/10	50,000,000	49,994,333	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.220%	6/28/10	40,000,000	39,993,400	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	7/23/10	150,000,000	149,956,667	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	7/26/10	55,000,000	54,983,195	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.240%	8/11/10	50,000,000	49,976,333	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.220%	8/16/10	50,000,000	49,976,778	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	8/19/10	50,000,000	49,978,056	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.210%	8/20/10	200,000,000	199,906,666	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.210%	8/24/10	95,600,000	95,553,156	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.220%	8/30/10	131,750,000	131,677,538	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.230%	9/1/10	148,700,000	148,612,597	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.260%	9/7/10	50,000,000	49,964,611	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.280%	9/20/10	89,339,000	89,261,870	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.280%	10/4/10	20,000,000	19,980,556	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.285%	10/26/10	92,047,000	91,939,880	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.300%	11/17/10	25,520,000	25,484,059	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.341%	12/15/10	93,000,000	92,826,968	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.194%	7/12/10	50,000,000	50,000,000	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.200%	7/14/10	50,000,000	49,999,538	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.252%	9/24/10	50,000,000	50,012,439	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.351%	4/1/11	50,000,000	50,047,176	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.342%	4/7/11	28,430,000	28,452,391	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.254%	5/4/11	163,184,000	163,124,636	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.227%	5/5/11	56,126,000	56,107,637	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.185%	6/2/10	20,000,000	19,999,897	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.150%	6/3/10	25,000,000	24,999,792	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.175%	6/14/10	50,000,000	49,996,840	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.200% - 0.210%	8/4/10	100,000,000	99,963,156	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.200%	8/11/10	100,000,000	99,960,556	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.220% - 0.250%	8/16/10	225,000,000	224,889,167	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.200%	8/18/10	25,000,000	24,989,167	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.200%	8/19/10	50,000,000	49,978,056	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.220%	8/25/10	75,000,000	74,961,042	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.250% - 0.265%	9/8/10	111,000,000	110,921,171	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.265%	9/15/10	75,000,000	74,941,479	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.250%	9/20/10	200,000,000	199,845,833	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.250%	9/21/10	150,000,000	149,883,333	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.290%	9/22/10	30,000,000	29,972,692	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.260%	9/23/10	100,000,000	99,917,667	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.295%	9/29/10	121,378,000	121,258,645	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.250%	10/1/10	150,000,000	149,872,917	(a)

See Notes to Financial Statements.

Government Portfolio 2010 Annual Report | 25

Government Portfolio

Security	Rate	Maturity Date	Face Amount	Value

U.S. Government Agencies — continued

Federal National Mortgage Association (FNMA), Discount Notes	0.280%	10/13/10	$50,000,000	$49,947,889	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.280%	10/20/10	150,000,000	149,835,500	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.280%	10/27/10	147,000,000	146,830,787	(a)

Federal National Mortgage Association (FNMA), Notes	0.188%	7/13/10	100,000,000	99,998,848	(b)

Federal National Mortgage Association (FNMA), Notes	0.297%	8/5/10	100,000,000	99,991,355	(b)

Federal National Mortgage Association (FNMA), Notes	0.299%	9/19/11	60,000,000	59,968,852	(b)

Total U.S. Government Agencies				8,109,715,560

U.S. Treasury Bills — 6.5%

U.S. Treasury Bills	0.150% - 0.502%	6/10/10	479,000,000	478,974,195	(a)

U.S. Treasury Bills	0.190%	9/2/10	100,000,000	99,950,916	(a)

U.S. Treasury Bills	0.240%	9/23/10	59,350,000	59,304,894	(a)

U.S. Treasury Bills	0.220%	11/26/10	75,000,000	74,918,417	(a)

Total U.S. Treasury Bills				713,148,422

U.S. Treasury Notes — 4.0%

U.S. Treasury Notes	2.875%	6/30/10	106,000,000	106,229,589

U.S. Treasury Notes	2.375%	8/31/10	100,000,000	100,538,416

U.S. Treasury Notes	3.875%	9/15/10	125,000,000	126,300,560

U.S. Treasury Notes	2.000%	9/30/10	100,000,000	100,589,969

Total U.S. Treasury Notes				433,658,534

Repurchase Agreements — 15.6%

Bank of America N.A., tri-party repurchase agreement dated 5/28/10; Proceeds at maturity — $300,006,000 (Fully collateralized by various U.S. government obligations, 0.000% to 5.125% due 6/15/10 to 5/15/37; Market value — $306,977,733)	0.180%	6/1/10	300,000,000	300,000,000

Barclays Capital Inc., tri-party repurchase agreement dated 5/28/10; Proceeds at maturity — $200,004,444 (Fully collateralized by various U.S. government obligations, 2.625% to 4.250% due 8/15/14 to 4/30/16; Market value — $204,000,101)	0.200%	6/1/10	200,000,000	200,000,000

Deutsche Bank Securities Inc., tri-party repurchase agreement dated 5/28/10; Proceeds at maturity — $716,419,124 (Fully collateralized by various U.S. government and agency obligations, 0.000% to 8.100% due 6/1/10 to 7/15/36; Market value — $735,279,938)	0.190%	6/1/10	716,404,000	716,404,000

Morgan Stanley Inc., tri-party repurchase agreement dated 5/28/10; Proceeds at maturity — $500,010,556 (Fully collateralized by various U.S. government agency obligations, 0.450% to 5.050% due 7/21/10 to 9/12/14; Market value — $510,715,970)	0.190%	6/1/10	500,000,000	500,000,000

Total Repurchase Agreements				1,716,404,000

Total Investments — 100.0% (Cost — $10,972,926,516#)				10,972,926,516

Other Assets in Excess of Liabilities — 0.0%				3,346,986

Total Net Assets — 100.0%				$10,976,273,502

(a)	Rate shown represents yield-to-maturity.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2010.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

26 | Government Portfolio 2010 Annual Report

Statement of assets and liabilities
May 31, 2010

Assets:

Investments, at value	$9,256,522,516

Repurchase agreements, at value	1,716,404,000

Cash	274

Interest receivable	4,448,147

Total Assets	10,977,374,937

Liabilities:

Investment management fee payable	971,095

Trustees’ fees payable	10,206

Accrued expenses	120,134

Total Liabilities	1,101,435

Total Net Assets	$10,976,273,502

Represented by:
Paid-in capital	$10,976,273,502

See Notes to Financial Statements.

Government Portfolio 2010 Annual Report | 27

Statement of operations
For the year ended May 31, 2010

Investment Income:

Interest	$44,560,255

Expenses:

Investment management fee (Note 2)	13,968,002

Legal fees	262,775

Trustees’ fees	198,938

Custody fees	61,719

Audit and tax	27,222

Miscellaneous expenses	59,699

Total Expenses	14,578,355
Less: Fee waivers and/or expense reimbursements (Note 2)	(610,354)

Net Expenses	13,968,001

Net Investment Income	30,592,254

Net Realized Gain on Investments	373,751

Increase in Net Assets From Operations	$30,966,005

See Notes to Financial Statements.

28 | Government Portfolio 2010 Annual Report

Statements of changes in net assets

For the Year Ended May 31, 2010 and the Period Ended May 31, 2009	2010	2009†

Operations:

Net investment income	$30,592,254	$17,887,896

Net realized gain	373,751	102,441

Increase in Net Assets From Operations	30,966,005	17,990,337

Capital Transactions:

Proceeds from contributions	35,009,116,756	14,689,469,208

Value of withdrawals	(36,452,483,678)	(2,318,785,126)

Increase (Decrease) in Net Assets From Capital Transactions	(1,443,366,922)	12,370,684,082

Increase (Decrease) in Net Assets	(1,412,400,917)	12,388,674,419

Net Assets:

Beginning of period	12,388,674,419	—

End of period	$10,976,273,502	$12,388,674,419

†	For the period March 2, 2009 (inception date) to May 31, 2009.

See Notes to Financial Statements.

Government Portfolio 2010 Annual Report | 29

Financial highlights

For a share of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

	2010	2009[1]

Net assets, end of year (millions)	$10,976	$12,389

Total return[2]	0.23%	0.26%

Ratios to average net assets:
Gross expenses	0.10%	0.11%[3]

Net expenses[4,5]	0.10	0.10[3]

Net investment income	0.22	0.65[3]

[1]	For the period March 2, 2009 (inception date) to May 31, 2009.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	Annualized.

[4]	As a result of a voluntary expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.10%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30 | Government Portfolio 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Government Portfolio (the “Portfolio”) is a no-load, diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At May 31, 2010, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Short-term investments†	—	$10,972,926,516	—	$10,972,926,516

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities,

Government Portfolio 2010 Annual Report | 31

the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Interest income and expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

(d) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on Federal income tax returns for the current year and has concluded that as of May 31, 2010, no provision for income tax would be required in the Portfolio’s financial statements.

(e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

During the year ended May 31, 2010, the Portfolio had a voluntary expense limitation in place of 0.10% of the Portfolio’s average daily net assets.

During the year ended May 31, 2010, LMPFA waived a portion of its fee amounting to $610,354.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

32 | Government Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

During the year ended May 31, 2010 the Portfolio did not invest in swaps, options, or futures and does not have any intention to do so in the future.

4. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Government Portfolio 2010 Annual Report | 33

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $146,358, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

* * *

In January 2010, the SEC adopted changes to money market fund regulations. The Fund intends to comply with each of these changes by the implementation date. None of these changes in regulations affect the financial statements.

5. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM NewYorkTax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral argument took place on May 4, 2010. The parties are awaiting a decision.

34 | Government Portfolio 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Investors
Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Portfolio, a series of Master Portfolio Trust, as of May 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 2, 2009 (inception date) to May 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Portfolio as of May 31, 2010, and the results of its operations for the year then end, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 2, 2009 (inception date) to May 31, 2009, in conformity with U.S. generally accepted accounting principles.

NewYork, New York
July 22, 2010

Government Portfolio 2010 Annual Report | 35

Additional information (unaudited)

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Portfolio. Information about the Trustees and Officers of the Fund can be found on pages 16 through 21 of this report.

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Western Asset
Institutional Government Reserves

Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
MarkT. Finn
R. Jay Gerken, CFA
Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan H. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager
Legg Mason Partners Fund Advisor, LLC

Subadviser
Western Asset Management Company

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02171

Independent registered public accounting firm
KPMG LLP
345 Park Avenue
New York, NY 10154

Western Asset Institutional Government Reserves

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset Institutional Government Reserves
55 Water Street
New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Institutional Government Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors
 ©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC
WASX011869 7/10 SR10-1132

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2009 and May 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $61,315 in 2009 and $83,100 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,000 in 2009 and $9,600 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: August 3, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: August 3, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date: August 3, 2010